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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                        DATE OF REPORT: JANUARY 28, 2005

                          NORTHFIELD LABORATORIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                   000-24050                   36-3378733
(STATE OR OTHER         (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                               1560 Sherman Avenue
                                   Suite 1000
                          Evanston, Illinois 60201-4800
                                 (847) 864-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EMPLOYMENT AGREEMENTS

On January 28, 2005, Northfield Laboratories Inc. (the "Company") entered into employment agreements with Steven A. Gould, M.D., Chief Executive Officer of the Company, and Jack J. Kogut, Senior Vice President and Chief Financial Officer of the Company. The agreements are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The annual salaries payable under the agreements with Dr. Gould and Mr. Kogut are $350,000 and $275,625, respectively, effective as of January 1, 2005. The Board of Directors is obligated to review the salaries on an annual basis and may increase but not decrease the salaries in its discretion.

Pursuant to the agreements, Dr. Gould and Mr. Kogut received cash bonus payments of $100,000 and $50,000 on January 28, 2005. In addition, the executives are entitled to receive cash bonus payments equal to 150% and 100% of their respective annual base salary, as then in effect, upon the approval by Food and Drug Administration of the commercial sale of PolyHeme(R) in the United States for any indication. Each executive is also entitled to receive an annual cash bonus for achieving performance goals to be determined by mutual agreement of the Board of Directors and the executive. The first such bonus is payable in January 2006 with respect to performance during the 2005 calendar year. The target bonus opportunity is equal to 50% and 40%, respectively, of the executive's annual base salary in effect during the applicable performance year, with a maximum bonus opportunity for superior performance of 150% and 100%, respectively, of the executive's annual base salary for that year. A reduced bonus may be payable at the discretion of the Board of Directors for partial achievement of the executive's performance goals.

Pursuant to the agreements, Dr. Gould and Mr. Kogut received stock option awards of 100,000 and 50,000 shares of the Company's common stock on January 28, 2005, at an exercise price per share equal to the fair market value of the Company's common stock on that date, which was $18.55. The Board of Directors may in its discretion grant additional awards of stock options or other forms of equity incentive compensation to the executives from time to time. The agreements also entitle the executives to participate in all executive benefit plans and fringe benefit programs available to the Company's senior executive officers and to receive reimbursement by the Company for financial planning and tax preparation assistance, estate planning services, annual physical examinations and legal services in connection with the negotiation of the agreements.

Each executive's employment may terminate upon his death, disability, termination by the Company for cause or voluntary termination by the executive at any time. Each executive is entitled to the following payments upon termination of his employment with the Company for any reason: (i) base salary through the date of termination, (ii) the balance of any earned but


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unpaid bonus, (iii) up to a maximum of 60 days of accrued but unused paid time off, (iv) all vested benefits under the Company's benefit plans and (v) all benefit continuation and conversion rights as provided under the Company's benefit plans. If the executive's employment terminates due to death or disability, the executive is also entitled to receive a cash bonus equal to his target bonus payable with respect to the year in which the date of termination occurs.

Additionally, if the Company terminates the executive's employment other than by reason of death, disability or cause, or if the executive terminates his employment for good reason, the executive will be entitled to receive a cash bonus equal to his target bonus with respect to the year in which the date of termination occurs (prorated based on date of termination), as well as a lump sum cash payment of an amount equal to 200% of his annual base salary and target bonus payable with respect to that year (300% if the executive's termination occurs within 12 months following a change in control of the Company or the executive voluntarily terminates his employment within 90 days following a change in control of the Company). In addition, the executive will remain eligible to participate in the Company's insurance and similar plans for 24 months after termination (36 months if the executive's termination occurs within 12 months following a change in control of the Company or the executive voluntarily terminates his employment within 90 days following a change in control of the Company). Each executive also will be entitled to Company-paid executive level career transition assistance, immediate vesting of all unvested stock options and other equity compensation awards and the right to exercise all stock options and other equity compensation awards for 12 months following termination.

DIRECTOR COMPENSATION

On January 28, 2005, the Compensation Committee of the Company's Board of Directors approved certain changes in the compensation to be paid to the Company's non-employee directors.

The Compensation Committee authorized the current payment of a $10,000 cash retainer to each non-employee director. Beginning with the Company's 2005 annual meeting of stockholders, each non-employee director elected by the Company's stockholders will be entitled to receive an annual $10,000 cash retainer and the annual grant of stock options the Company makes to each non-employee director will be increased from 5,000 to 10,000 shares. Non-employee directors will continue to receive an annual grant of stock options covering a number of shares having a fair market value equal to $15,000 and to be entitled to a $1,000 fee for participating in each board or committee meeting. All stock options granted to non-employee directors will be fully-vested and will provide for an exercise price equal to the fair market value of the Company's common stock as of the date of grant.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 99.1 Employment Agreement dated January 28, 2005 between Steven A. Gould, M.D. and Northfield Laboratories Inc.

         Exhibit 99.2 Employment Agreement dated January 28, 2005 between Jack J. Kogut and Northfield Laboratories Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Northfield Laboratories Inc.


Date:  January 31, 2005                 By:  /s/  Jack J. Kogut
                                             --------------------------------
                                                  Jack J. Kogut
                                                  Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION

99.1          Employment Agreement dated January 28, 2005 between Steven A.
              Gould, M.D. and Northfield Laboratories Inc.

99.2 Employment Agreement dated January 28, 2005 between Jack J. Kogut and Northfield Laboratories Inc.